Exhibit 99.1

Acreage Holdings Secures $150 Million Credit Facility to Accelerate Strategic Growth Initiatives

Company Release - 12/16/2021

Strengthens Balance Sheet to Support Refocused Strategy and Build Depth in Core Markets

NEW YORK, Dec. 16, 2021 (GLOBE NEWSWIRE) -- Acreage Holdings, Inc. (“Acreage”) (CSE: ACRG.A.U, ACRG.B.U), (OTCQX: ACRHF, ACRDF), a vertically integrated, multi-state operator of cannabis cultivation and retail facilities in the U.S., today announced it has secured a $150 million credit facility (the “Credit Facility”) with AFC Gamma, Inc. (NASDAQ:AFCG) (“AFC Gamma”) and Viridescent Realty Trust, Inc. (“Viridescent”). Under the terms of the Credit Facility, $100 million is available for immediate use and a further $50 million is available in future periods under a committed accordion option once certain, predetermined milestones are achieved. Acreage intends to use the proceeds of the Credit Facility to fund expansion initiatives, repay existing debt and provide additional working capital.

“This financing is a strong recognition of the significant work our team has done over the last year to position Acreage for both long-term success and as a leader in our industry,” said Steve Goertz, Acreage’s Chief Financial Officer. “This non-dilutive source of capital further enhances our balance sheet and provides us with increased financial flexibility as we continue to focus on driving profitability and accelerating growth in our core markets to ultimately maximize shareholder value. We are pleased to be working with AFC Gamma and Viridescent and look forward to furthering our partnership as we continue to strengthen our operations.”

“We are impressed with the efforts Acreage’s management team have put forth to improve their balance sheet, further strengthening their ability to execute on their growth plan,” said Leonard M. Tannenbaum, AFC Gamma’s Chief Executive Officer. “With the divesture of their non-performing assets, and their footprint in very attractive limited license states, including their recent entry into Ohio, we are very excited for the opportunity ahead for Acreage and look forward to working with them in 2022 and beyond.”

“The Viridescent team is thrilled to be working with Acreage to provide the funding required for future growth as they continue to execute on their refocused strategy,” said Rob Holmes, Viridescent’s Chief Executive Officer. “We believe that Acreage is extremely well-positioned with their current operational footprint, and we look forward to strengthening our partnership as they continue to grow their presence in this rapidly evolving industry.”

The Credit Facility will bear interest at 9.75% per annum, payable monthly in arrears, with a maturity date of January 1, 2026.

AFC Gamma has committed $60 million (with an additional $10 million syndicated to an affiliate) of the $100 million available for immediate use under the Credit Facility and $30 million will be held by co-agent Viridescent. The loan is secured by first-lien mortgages on Acreage’s wholly owned real estate and other commercial security interests. AFC Agent LLC served as Administrative Agent for the transaction.

Kevin Murphy, the Chairman of the Board of Directors of Acreage, is the President and Chairman of the Board of Directors of Viridescent. Viridescent’s participation in the Credit Facility constitutes a “related party transaction” within the meaning of Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”) of the Canadian Securities Administrators. Acreage relied on exemptions from the formal valuation and minority shareholder approval requirements of MI 61-101. Acreage is exempt from the formal valuation requirement contained in sections 5.5(b) of MI 61-101 as Acreage does not have securities listed on a prescribed stock exchange. Acreage is exempt from the minority shareholder approval requirements pursuant to 5.7(1)(f) of MI 61-101 as the related party’s participation in the Credit Facility is on the same terms as AFC Gamma, a person dealing at arm’s length to Acreage. The Credit Facility was negotiated between Acreage and AFC Gamma, is on reasonable commercial terms and neither the principal amount nor interest owing under the Credit Facility is convertible into, or repayable by issuance of, Acreage securities. The Credit Facility was approved by Acreage’s board of directors with Kevin Murphy recusing himself. Further details will be included in a material change report to be filed by Acreage. The material change report will not be filed more than 21 days prior to closing of the Credit Facility due to the timing of the concurrent announcement and closing of the Credit Facility.

In connection with the closing of the Credit Facility, Acreage amended the terms of its subsidiary’s $33 million credit facility announced on September 29, 2020 to: (i) extend the maturity date thereof from September 28, 2023 to April 1, 2026, and (ii) provide that interest accrued on or after December 1, 2022 may, at the borrower’s election, be paid in kind and added to the principal amount of the loan to be paid when the loan becomes due and payable or is repaid.

About Acreage Holdings, Inc.

Acreage is a multi-state operator of cannabis cultivation and retail facilities in the U.S., including the company’s national retail store brand, The Botanist. With its principal address in New York City, Acreage’s wide range of national and regionally available cannabis products include the award-winning The Botanist brand, premium brand Superflux in Illinois, Ohio and Massachusetts, the highly recognizable Tweed brand, the Prime medical brand in Pennsylvania, the Innocent brand in Illinois, and others. Acreage also owns Universal Hemp, LLC, a hemp subsidiary dedicated to the distribution, marketing and sale of CBD products throughout the U.S. Since its founding in 2011 Acreage has focused on building and scaling operations to create a seamless, consumer-focused, branded experience. Learn more at www.acreageholdings.com and follow us on Twitter, LinkedIn, Instagram, and Facebook.

For more information and documents related to the Acreage and Canopy Growth Corporation plan of arrangement, please visit: https://investors.acreageholdings.com/acreage-canopy-deal/

About AFC Gamma, Inc.

AFC Gamma, Inc. (NASDAQ:AFCG) is an institutional lender to leading cannabis companies with strong operations and cash-flow prospects, real-estate-security and other collateral, and locations in states with favorable supply/demand fundamentals and legislative environments. AFC Gamma’s platform provides innovative and customized financing solutions through first-lien loans, mortgage loans, construction loans and bridge financings. The senior-management team of the company has over 100 years of combined experience in investment management and disciplined credit investing across a range of economic cycles.

About Viridescent Realty Trust, Inc.

Viridescent Realty Trust, Inc. is a commercial real estate finance company focused on originating, structuring, underwriting, and managing senior secured loans for established companies that operate in the cannabis industry. With over 25 years of first-hand cannabis industry experience coupled with 75 years of combined experience in private credit, real estate lending, retail, real estate acquisitions and development, investment advice, risk management and consulting, Viridescent’ s broad knowledge and network in the cannabis industry position it to be a strategic and valued partner for providing customized and tailored financing solutions to the industry.

Forward Looking Statements And Non-GAAP Measures

This news release and each of the documents referred to herein contains “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation, respectively. All statements, other than statements of historical fact, included herein are forward-looking information, including, for greater certainty, statements regarding driving profitability, accelerating growth in our core markets and maximizing shareholder value. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved.

Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Acreage or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including, but not limited to financing and liquidity risks, and the risks disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, dated March 25, 2021 and the Company’s other public filings, in each case filed with the SEC on the EDGAR website at www.sec.gov and with Canadian securities regulators and available on the issuer profile of Acreage on SEDAR at www.sedar.com. Although Acreage has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.

Although Acreage believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and Acreage does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.

For more information, contact:

Steve Goertz
Chief Financial Officer
investors@acreageholdings.com

Courtney Van Alstyne
MATTIO Communications
ir@mattio.com

Source: Acreage Holdings, Inc.